Exhibit 10.6

AMENDMENT NO. 1 TO FINANCING AGREEMENT

This AMENDMENT NO. 1 TO FINANCING AGREEMENT (this “Amendment”) dated as of December 12, 2025, is made by and among Accuray Incorporated, a Delaware corporation (the “Administrative Borrower”), the Guarantors party hereto, the Consenting Lenders (as defined below) party hereto and TCW Asset Management Company LLC, as Administrative Agent and Collateral Agent (together with its permitted successors in capacity as the administrative agent and the collateral agent, the “Administrative Agent”).

WHEREAS, the Administrative Borrower, the Guarantors, the undersigned Consenting Lenders, the Administrative Agent and Wingspire Capital LLC, as Servicing Agent (in such capacity, including any successor thereto in such capacity, the “Servicing Agent”) are party to that certain Financing Agreement, dated as of June 6, 2025 (as amended, restated, amended and restated, modified or otherwise supplemented and in effect from time to time prior to the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement as amended by this Amendment, the “Amended Credit Agreement”).

WHEREAS, in accordance with the provisions of Section 12.02 of the Existing Credit Agreement, the Administrative Borrower has requested certain modifications to the Existing Credit Agreement as set forth herein, and the Administrative Borrower, the Lenders party hereto constituting the Required Lenders as of the date hereof (the “Consenting Lenders”) and the Administrative Agent each desire to amend the Existing Credit Agreement on the terms set forth herein.

WHEREAS, in accordance with the provisions of Section 12.02 of the Existing Credit Agreement, the Consenting Lenders authorize and direct the Administrative Agent to enter into this Amendment.

NOW THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.         Definitions. Except as otherwise defined in this Amendment, terms defined in the Amended Credit Agreement are used herein as defined therein. The interpretative provisions of Article I of the Amended Credit Agreement are hereby incorporated herein, mutatis mutandis. This Amendment shall constitute a Loan Document for all purposes of the Amended Credit Agreement and the other Loan Documents.

Section 2.         Amendment. In accordance with Section 12.02 of the Existing Credit Agreement and subject to the satisfaction of the conditions precedent specified in Section 4 below, effective as of the Amendment No. 1 Effective Date:

(i)	The definition of “Qualified Cash” in the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“Qualified Cash” means the aggregate amount of unrestricted cash (in each case, free and clear of all Liens other than Permitted Specified Liens) of the Domestic Loan Parties or the Swiss Guarantor held in deposit accounts located within the United States subject to a Control Agreement or Switzerland subject to the Swiss Intellectual Property and Bank Account Pledge Agreement; provided that in each case, Qualified Cash for purposes of calculating Liquidity (except in connection with the calculation of Liquidity pursuant to (i) the definition of “Specified Liquidity”, (ii) clause (h) of the definition of “Permitted Acquisition”, and (iii) clause (e) of the definition of “Permitted Restricted Payments”) shall include any cash pledged as collateral pursuant to that certain 2002 Master Agreement dated as of August 20, 2025 by and among PNC Bank, National Association and the Administrative Borrower in an amount not to exceed $5,000,000.

(ii)	Section 7.04 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.04 Permitted Activities of the Administrative Borrower. From and after July 1, 2026 (which such date may be extended in the sole discretion of the Administrative Agent) and subject to the provisions (including additional post-closing periods) set forth on Schedule 7.01(u), the Administrative Borrower shall not conduct, transact or otherwise engage in any material business , transactions or operations, enter into any commercial contracts in their own name, or own, hold or maintain any material assets or Investments (including direct Equity Interests in Subsidiaries or joint ventures) other than those existing as of the Effective Date and listed on Schedule 7.04 (including as supplemented by the Administrative Borrower with the consent of the Administrative Agent (not to be unreasonably withheld) within 60 days following the Effective Date (or such later date as the Administrative Agent may agree)); provided that the following shall be permitted in any event: (i) Administrative Borrower’s ownership of the Equity Interests of the direct Subsidiaries it owns on the Effective Date (or formed in accordance with Schedule 7.01(u)) and activities incidental thereto; (ii) the incurrence of, and performance of any obligations under any documentation related to (a) the Obligations, or the Existing Notes, (b) Indebtedness constituting Permitted Intercompany Investments or (c) any Indebtedness permitted to be incurred by the Administrative Borrower pursuant to Section 7.02 to the extent not constituting debt for borrowed money or indebtedness or indebtedness evidenced by bonds, debentures, notes or other similar instruments; (iii) the consummation of the Transactions and any transactions contemplated by Schedule 7.01(u); (iv) the payment of dividends and distributions, and the making of contributions to the capital of its Subsidiaries, in each case, not prohibited by this Agreement; (v) the maintenance of its legal existence (including the ability to incur fees, costs and expenses relating to such maintenance and performance of activities relating to its officers, directors, managers and employees and those of its Subsidiaries); (vi) any public offering of its stock or any other issuance or registration of its Equity Interests for sale or resale not prohibited by this Agreement, including the costs, fees and expenses related thereto; (vii) the participation in tax, accounting and other administrative matters, including compliance with applicable laws and legal, tax and accounting matters related thereto and activities relating to its officers, directors, managers and employees; (viii) the holding of any cash and Cash Equivalents (but not operating any property); (ix) providing indemnification to officers and members of the board of directors of the Administrative Borrower; (x) incurring fees, costs and expenses in the ordinary course of business, including relating to overhead, insurance and general operating including professional fees for legal, tax and accounting issues and paying taxes; and (xi) any activities incidental to the foregoing (it being understood and agreed that any asset or activity remaining at the Administrative Borrower notwithstanding the use of good faith, commercially reasonable efforts as required by, and for the time periods set forth on, Schedule 7.01(u) shall not be deemed to be a violation of the foregoing requirements).

Section 3.         Representations and Warranties. Each Loan Party represents and warrants to the Administrative Agent and Consenting Lenders that, after giving effect to the terms of this Amendment:

(a)          the representations and warranties set forth in Article VI of the Amended Credit Agreement, and in each of the other Loan Documents, are true, complete and correct in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) and as if each reference to “this Amendment” in this Section 3 included reference to the Amended Credit Agreement (it being understood and agreed that it shall be deemed to be an Event of Default under Section 9.01(b) of the Amended Credit Agreement, subject to the grace period therein, if any of the foregoing representations and warranties shall prove to have been false in any material respect when made, except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification); and

(b)         no Default or Event of Default has occurred and is continuing as of the date hereof.

Section 4.         Conditions Precedent. This Amendment shall become effective upon satisfaction of the following conditions (the date of satisfaction or waiver of the following conditions, the “Amendment No. 1 Effective Date”):

(a)         Execution. The Administrative Agent (or its counsel) shall have received from the Administrative Borrower and the Consenting Lenders either (i) a counterpart of this Amendment signed on behalf of each such party or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy or electronic transmission (e.g., “pdf”) of a signed signature page of this Amendment) that such party has signed a counterpart of this Amendment;

(b)          Payment of Fees and Expenses. The Administrative Agent shall have received reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Administrative Borrower pursuant to the Amended Credit Agreement (including the documented fees, disbursements and other charges of Milbank LLP, as counsel to the Administrative Agent and the Consenting Lenders);

(c)          Amendment No. 1 Effective Date Certificate. The Administrative Borrower shall have delivered to the Administrative Agent an originally executed certificate signed by an Authorized Officer of the Administrative Borrower certifying as to the matters specified in Section 3;

(d)         Representations and Warranties. The representations and warranties set forth in Article VI of the Amended Credit Agreement, Section 3 of this Amendment, and in each of the other Loan Documents, shall be true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct in all material respects as of such specific date), and as if each reference in said Section 3 to this Amendment included reference to the Amended Credit Agreement (it being understood and agreed that it shall be deemed to be an Event of Default under Section 9.01(b) of the Credit Agreement, subject to the grace period therein, if any of the foregoing representations and warranties shall prove to have been false in any material respect when made); and

(e)         No Default. Immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing our would result from this Amendment.

By executing this Amendment, the Consenting Lenders and the Administrative Agent shall be deemed to have consented to, approved or accepted, or be satisfied with, or have waived, all conditions hereto and to the Amendment No. 1 Effective Date. The Administrative Agent and the Consenting Lenders party hereto acknowledge and agree that the Amendment No. 1 Effective Date is December 12, 2025.

Section 5.         No Novation or Mutual Departure. The Administrative Borrower expressly acknowledges and agrees that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any other Loan Document, or a mutual departure from the strict terms, provisions, and conditions thereof, other than as specified herein. Except as otherwise expressed herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agents and the Lenders under the Amended Credit Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Amended Credit Agreement or any of the other Loan Documents. Except as set forth herein, the Amended Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect and the Administrative Borrower and each other Loan Party hereby ratifies and confirms its obligations thereunder as of the date hereof. This Amendment shall not constitute a course of dealing between the Loan Parties, on the one hand, and the Administrative Agent and the Consenting Lenders, on the other hand, at variance with the Existing Credit Agreement or any other Loan Document such as to require further notice by the Administrative Agent and the Consenting Lenders to any Loan Party to require strict compliance with the terms of the Amended Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein.

Section 6.         Confirmation. Each Loan Party (a) confirms its obligations under the Loan Documents as of the date hereof, (b) confirms that its obligations under the Amended Credit Agreement as modified hereby are entitled to the benefits of the pledges set forth in the Loan Documents, (c) confirms that its obligations under the Amended Credit Agreement as modified hereby constitute “Obligations” and (d) agrees that the Amended Credit Agreement as modified hereby is the “Credit Agreement” under and for all purposes of the Loan Documents. Each party, by its execution of this Amendment, hereby confirms that the Obligations shall remain in full force and effect as of the date hereof, and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Security Documents. Each Guarantor (a) confirms its guarantee obligations including all guarantees, pledges, grants and other undertakings under the Amended Credit Agreement as of the date hereof, (b) confirms that its obligations under the Amended Credit Agreement as modified hereby are entitled to the benefits of the guarantee set forth in the Guaranty, and (c) confirms that its obligations under the Amended Credit Agreement as modified hereby constitute “Obligations”. Each Loan Party, by its execution of this Amendment hereby confirms that the Guaranteed Obligations shall remain in full force and effect as of the date hereof.

Section 7.         Miscellaneous.

(a)         This Amendment shall be limited as written and nothing herein shall be deemed to constitute an amendment or waiver of any other term, provision or condition of any of the Loan Documents in any other instance than as expressly set forth herein or prejudice any right or remedy that any Lender or any Agent may now have or may in the future have under any of the Loan Documents. Except as herein provided, the Amended Credit Agreement shall remain unchanged and in full force and effect. This Amendment, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of a counterpart by electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The provisions of Section 12.08 of the Amended Credit Agreement are hereby incorporated herein, mutatis mutandis.

(b)         THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER (INCLUDING, WITHOUT LIMITATION, ANY CLAIMS SOUNDING IN CONTRACT LAW OR TORT LAW ARISING OUT OF THE SUBJECT MATTER HEREOF AND ANY DETERMINATIONS WITH RESPECT TO POST-JUDGMENT INTEREST) SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.

(c)         Each of the undersigned Consenting Lenders, by its execution hereof, authorizes and directs the Administrative Agent to execute and deliver this Amendment upon the satisfaction of the conditions precedent described above (which shall be conclusively evidenced by such Consenting Lender’s execution hereof).

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

ADMINISTRATIVE BORROWER:

ACCURAY INCORPORATED

By:         /s/ Ali Pervaiz____________
Name: Ali Pervaiz
Title: Senior Vice President, Chief Financial Officer

GUARANTORS:

ACCURAY INTERNATIONAL SÀRL

By:         /s/ Ali Pervaiz____________
Name: Ali Pervaiz
Title: Managing Officer

ACCURAY ASIA LIMITED

By:         /s/ Ali Pervaiz____________
Name: Ali Pervaiz
Title: Director

ACCURAY JAPAN K.K.

By:         /s/ Ali Pervaiz____________
Name: Ali Pervaiz
Title: Representative Director

ACCURAY LLC

By:         /s/ Ali Pervaiz____________
Name: Ali Pervaiz
Title: Chief Financial Officer

ADMINISTRATIVE AGENT AND COLLATERAL AGENT:

TCW ASSET MANAGEMENT COMPANY LLC

By:         /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

LENDERS:

TCW RESCUE FINANCING FUND II LP

By: TCW Asset Management Company LLC, its Investment Advisor

By:         /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

TCW WV FINANCING LLC

By: TCW Asset Management Company LLC, its Collateral Manager

By:         /s/ Suzanne Grosso
Name: Suzanne Grosso
Title: Managing Director

WALNUT CAPITAL FUND I, LP

By: Walnut Capital Partners, LLC, in its capacity as Fund’s Manager

By:         /s/ Michael S. Chang
Name: Michael S. Chang
Title: Managing Director

FIRST TRUST ALTERNATIVE OPPORTUNITIES FUND

By:         /s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

FIRST TRUST PRIVATE CREDIT FUND

By:         /s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

FIRST TRUST ENHANCED PRIVATE CREDIT FUND

By:         /s/ Chad Eisenberg
Name: Chad Eisenberg
Title: Chief Operating Officer

ASILIA CREDIT FUND, LP

By: Asilia Credit Investments, LLC, its investment manager

By:         /s/ K. Austin Read
Name: K. Austin Read
Title: CEO

NATIONWIDE MUTUAL INSURANCE COMPANY

By:         /s/ Shanna Ottenbreit
Name: Shanna Ottenbreit
Title: Authorized Signatory